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     --------------------------------                                 Page 1 of 3
            Excludes SFAS 133
            Effect & Visteon
     --------------------------------

                                      Ford Motor Company
                        AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                        ----------------------------------------------
                                    2001 Compared With 2000


     --------------------------------
      GEOGRAPHIC DATA                                    1st Quarter
     --------------------------------     -------------------------------------------
                                                                         01 B/(W)
                                              2001           2000         Than 00
                                          -------------  ------------- --------------
     PBT (Mils.)
     -----------

     U.S.                                         $825         $2,346       ($1,521)
     Canada/Mexico                                 278            181             97
                                          -------------  ------------- --------------
       North America                            $1,103         $2,527       ($1,424)

     Europe                                        138           (19)            157
     South America                                (81)          (126)             45
     Rest of World                                (31)           (42)             11
                                          -------------  ------------- --------------
         Worldwide                              $1,129         $2,340       ($1,211)
                                          =============  ============= ==============

     Net Income (Mils.)
     ------------------

     U.S.                                         $580         $1,551         ($971)
     Canada/Mexico                                 174            116             58
                                          -------------  ------------- --------------
       North America                              $754         $1,667         ($913)

     Europe                                         88            (3)             91
     South America                                (53)           (82)             29
     Rest of World                                (41)           (30)           (11)
                                          -------------  ------------- --------------
         Worldwide                                $748         $1,552         ($804)
                                          =============  ============= ==============

     Sales (Mils.)
     -------------

     U.S.                                      $22,099        $25,322       ($3,223)
     Canada/Mexico                               1,558          1,889          (331)
                                          -------------  ------------- --------------
       North America                           $23,657        $27,211       ($3,554)

     Europe                                      8,684          7,129          1,555
     South America                                 610            589             21
     Rest of World                               1,699          1,246            453
                                          -------------  ------------- --------------
         Worldwide                             $34,650        $36,175       ($1,525)
                                          =============  ============= ==============
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     --------------------------------
      COST OF SALES                                      1st Quarter
     --------------------------------     -------------------------------------------
                                                                         01 B/(W)
                                              2001           2000         Than 00
                                          -------------  ------------- --------------
                                             (Mils)         (Mils)        (Mils)

     Total Costs and Expenses                  $33,146        $33,843           $697
        Less:  Depreciation                        675            694             19
                   Amortization                    726            574          (152)
                   Selling and Admin.            2,461          2,220          (241)
                   Pension Benefit Exp.           (85)             64            149
                                          -------------  ------------- --------------

        Net Cost of Sales                      $29,369        $30,291           $922
                                          =============  ============= ==============

        Memo: Gross Margin                       15.2%          16.3%           -1.1 pts


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                                                                    Page 2 of 3

                               Ford Motor Company

                          FIRST QUARTER 2001 DATA SHEET
                          -----------------------------


                                                                                                       2000
                                                            4th Qtr.         1st Qtr        ---------------------------
                                                             2000             2001            1st Qtr       Full Year
                                                          ------------     ------------     ------------   ------------
Market Share Data (%)
  U.S.
    Car                                                     17.5%            17.7%            19.8%          19.1%
    Truck                                                   27.2%            27.4%            28.1%          28.2%
       Total                                                22.5%            22.6%            24.0%          23.7%

Europe
    Car                                                     10.2%            11.4%            10.2%          10.3%
    Truck                                                    7.1%             9.1%             7.3%           8.0%
        Total                                                9.7%             11.1%            9.8%           10.0%

U.S. Total Marketing Costs
 -- Variable and Fixed
 (% of Gross Revenue)                                       10.7%            12.2%            11.0%          11.1%

U.S. Sales Mix
  Fleet Sales (% of Total)                                    29%              30%              25%            26%
  Red Carpet Lease (% of Total)                               14%              18%              20%            18%
  Red Carpet Lease (% of Retail)                              19%              26%              26%            25%

U.S. Inventory (Days' Supply)
  Car                                                         81               58               52             81
  Truck                                                       92               75               60             92
    Average                                                   88               69               57             88

Avg. Portfolio Borrowing Rate
  Ford Credit (%)                                            6.6%             6.7%             6.2%           6.4%

Worldwide Taxes
  Effective Tax Rate                                        31.5%            32.5%            33.7%          32.5%

Common and Class B
 Shares Outstanding (Mils)
 Average - Actual                                           1,873            1,840            1,206          1,483
 Average - Assuming Full Dilution                           1,895            1,868            1,222          1,504
 Period Ended - Actual                                      1,854            1,830            1,205          1,854

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                                                                    Page 3 of 3



        EPS RECONCILIATION FOR VALUE ENHANCEMENT PLAN & VISTEON SPIN-OFF
        ----------------------------------------------------------------

                                            1st Qtr           2nd Qtr          3rd Qtr         4th Qtr           Full Year
                                            -------           -------          -------         -------           ---------

2000
----

Reported Net Income (Mils.)                 $ 2,079           $  (577)         $   888         $ 1,077           $ 3,467

- Excluding Visteon (Mils.)                   1,932             1,513              888           1,077             5,410

Operating Income (Mils.)                      1,932             2,532              994           1,210             6,668
(Excl. One-Time Factors & Visteon)

Avg. Number of Diluted Shares of
  Common & Class B Stock (Mils.)
- Reported                                    1,222             1,222            1,678           1,895             1,504
- Adjusted for VEP                            2,136             2,136            1,998 *         1,895             2,041**

Diluted EPS
-----------
Reported                                    $  1.70           $ (0.47)         $  0.53         $  0.57           $  2.30

Visteon                                        0.12             (1.71)               -               -             (1.29)
                                            -------           -------          -------         -------           -------
   Excluding Visteon                        $  1.58           $  1.24          $  0.53         $  0.57           $  3.59

One-Time Factors                                  0             (0.83)           (0.06)          (0.07)            (0.83)
                                            -------           -------          -------         -------           -------
   Excluding One-Time Factors               $  1.58           $  2.07          $  0.59         $  0.64           $  4.42

Pro forma Adjusted Diluted EPS              $  0.90           $  1.18          $  0.50         $  0.64           $  3.26


                                            1st Qtr           2nd Qtr           3rd Qtr          4th Qtr           Full Year
                                            -------           -------           -------          -------           ---------
1999
----

Reported Net Income (Mils.)                 $ 1,979           $ 2,338          $ 1,114         $ 1,806           $ 7,237

- Excluding Visteon (Mils.)                   1,774             2,058              959           1,711             6,502

Operating Income (Mils.)                      1,609             2,204            1,186           1,791             6,790
(Excl. One-Time Factors & Visteon)

Avg. Number of Diluted Shares of
  Common & Class B Stock (Mils.)
- Reported                                    1,237             1,237            1,231           1,229             1,233
- Adjusted for VEP                            2,162             2,162            2,152           2,149             2,155

Diluted EPS
-----------
Reported                                    $  1.60            $ 1.89          $  0.90         $  1.47           $  5.86

Visteon                                        0.17              0.23             0.12            0.08              0.60
                                            -------            ------          -------         -------           -------
   Excluding Visteon                        $  1.43            $ 1.66          $  0.78         $  1.39           $  5.26

One-Time Factors                               0.14             (0.11)           (0.17)          (0.06)            (0.23)
                                            -------            ------          -------         -------           -------
   Excluding One-Time Factors               $  1.29            $ 1.77          $  0.95         $  1.45           $  5.49

Pro forma Adjusted Diluted EPS              $  0.74            $ 1.01          $  0.54         $  0.83           $  3.14
- - - - -
*    Third Quarter average number of fully diluted shares outstanding,  weighted by one  month at 2,136  million  shares  and two  months  at 1,929  million shares.
**   Full year average number of fully diluted shares  outstanding,  based on an average of 2.136  billion  diluted  shares  for the 1st Qtr.  and 2nd Qtr.,
     1.998 billion  diluted  shares for the 3rd Qtr. and 1.895  billion  diluted shares for the 4th Qtr.

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